Exhibit 99.1
2011 Investor Presentation August

Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act. The words "believe," "anticipate," "plan," "intend," "foresee," "guidance," "potential," "expect," "should," "will" or similar expressions are intended to identify forward-looking statements (including those contained in certain visual depictions) in this presentation within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current expectations and/or beliefs concerning future events. As a result, these forward-looking statements rely on a number of assumptions, forecasts, and estimates and, as a result, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company's actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially include, but are not limited to, industry cyclicality and seasonality and adverse weather conditions; ability to service the Company's debt; fluctuations in customer demand and other patterns; raw material pricing and supply; competitive activity and pricing pressure; general economic conditions affecting the construction industry; financial crises or fluctuations in the U.S. and abroad; changes in laws or regulations; and the volatility of the Company's stock price. See also Item 1A "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2010, which identifies other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in its expectations. This presentation may also contain non-GAAP financial information. The Company's management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company's financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. For a reconciliation of any non-GAAP measures presented in this document, you may find a reconciliation of that measure to the most directly comparable financial measure calculated according to GAAP in the Appendix section of this presentation as well as on the Company's web site by following the Investor Relations link to access statements filed by the Company with the Securities and Exchange Commission. 2 Safe Harbor

Mission Statement 3 It is our mission to produce sustainable products and systems, for the metal construction industry, of enduring quality that enhance the beauty, form and function of structures in which people work, live, play, learn, worship and use for storage and protection.

4 Vision Statement It is the vision of NCI to be the undisputed leader in the U.S. building construction industry by providing superior products and services through our metal coil coating, metal components and custom metal building systems divisions.

The Market

6 Nonresidential Market Segments

Significant operating expertise Management averages 16 years of experience in the Metal Building Manufacturing industry Proven ability to operate and grow the business and in the current downturn to execute cost reduction initiatives Leading market positions in all operating segments High quality, well respected stable of brands marketed through a broad network of builders and distributors Large variety of products and services Participates in highly fragmented markets and has attractive spread of risk in terms of geography, end market applications and customer concentration 32 manufacturing plants located throughout North America operated in an efficient "hub-and-spoke" network Places manufacturing and distribution operations closer to our customers Affiliated builder network and architectural relationships provide substantial and extended channels to market Each segment uses same type of steel Ability to receive contract pricing without long-term contracts Significant ability to flex manufacturing infrastructure and ESG&A levels to changes in volume Vertically integrated producer enabling faster turnaround times - majority of orders are completed in 1 - 3 months Positioned to capitalize on material conversion trends and green initiative Actively pursuing market leading initiatives Leading Market Positions and Strong Brands Motivated and Experienced Management Team Integrated Business Model Well Positioned for Growth Efficient Distribution Model High Volume Producer with Flexible Cost Structure 7 NCI's Strategic Positioning

Three Integrated Segments

SEGMENT	METAL COIL COATING	METAL COMPONENTS	ENGINEERED BUILDING SYSTEMS
Focus	Cleaning, treating & painting flat rolled metal coil substrates	Metal roof & wall systems, metal partitions, metal doors, etc.	Engineered building systems for low rise nonresidential markets
Key Products			
Product Utilization	Used by manufacturers of metal components and engineered building systems (NCI's other segments used approximately 54% of production). Also sold to other manufacturers of painted metal goods, such as the appliance industry.	Roof and wall systems with specialized product lines such as insulated metal panels and standing seam roof panels for architectural and commercial/industrial applications, as well as traditional single-skin, thru-fastener panels primarily used for agricultural and residential facilities; secondary structural (purlins and girts), as well as ancillary accessories such as doors and trim.	Custom designed, engineered, ready for assembly primary structural framing, secondary structural members (purlins, girts) and metal roofs/walls.
NCI Companies	METAL COATERS METAL PREP	MBCI DBCI ABC METAL DEPOTS IPS	METALLIC MID-WEST A&S BUILDING SYSTEMS STAR BUILDINGS STEEL SYSTEMS MESCO HERITAGE BUILDING SYSTEMS Garco Building Systems ALL AMERICAN SYSTEMS Robertson Building Systems STEELBUILDING.COM DESIGN • PRICE • BUY ONLINE Ceco Building Systems
FY2010 % of Total Revenue	7%	38%	55%
FY2010 % of Total EBITDA[1]	37%	62%	1%

[1]Segment EBITDA excludes Corporate Costs of $42.4 MM

8

Metal Coil Coating

PRODUCTS

- Cleans, treats, coats and paints flat-rolled metal coil substrates
- Slits and/or embosses coated coils

CUSTOMERS

Manufacturers of painted steel products:

- Metal Buildings
- Light Fixtures
- HVAC
- Water Heater Jackets
- Walk-in Coolers

STATS

No. of Customers:	172
No. of Employees:	330
No. of Plants:	5

END USE (FY 2010)

(Volume in tons)

Internal:	54%
External:	
• Construction	30%
• All Other	16%

State as of close of 2010 unless otherwise noted

MARKET SHARE

Heavy Gauge Hot Rolled Steel Coating

	Est. Rank	% Market Share
NCI	1	41%
Hanna Steel	2	26%
Midwest Metal Coaters	3	16%
SDI	4	10%
Others	N/A	7%
Total		**100%**

Light Gauge Coil Coating

	Est. Rank	% Market Share
Precoat Metals Division	1	18%
Roll Coater, Inc.	2	15%
NCI	3	12%
Steelscape	4	9%
SDI	5	8%
Others	N/A	38%
Total		**100%**

Source: 2010 NCI Estimates

PERFORMANCE

Revenue, EBITDA and EBITDA Margin %

	2003	2004	2005	2006	2007	2008	2009	2010
External Revenue	127	123	111	118	84	97	53	65
EBITDA	26	31	25	30	32	39	13	21
EBITDA Margin %	20.5	25.5	22.9	25.9	37.9	39.9	24.3	32.8







9

Metal Components

PRODUCTS

- Pre-formed metal roof and wall systems
- Insulated metal panels
- Secondary structural members
- Flashings and accessories
- Roll-up doors and interior partition systems

CUSTOMERS

- Small, medium and large contractors
- Specialty roofers
- Engineered building fabricators
- Distributors/lumberyards
- End users

STATS

No. of Customers:	27,423
No. of Employees:	916
No. of Plants:	18

END USE (FY 2010)

(Volume in tons)

Internal:	28%
External:	
• Commercial & Industrial	49%
• Ag & Res	20%
• Retail	3%

State as of close of 2010 unless otherwise noted

MARKET SHARE

Metal Components	Est. Rank	% Market Share
NCI	1	12%
Fabral	2	8%
Metal Sales	3	7%
McElroy	4	5%
Firestone	5	5%
Others	N/A	63%
Total		**100%**

Source: 2010 NCI Estimates





PERFORMANCE

Revenue, EBITDA and EBITDA Margin %

	2003*	2004*	2005*	2006*	2007	2008	2009	2010
External Revenue	473	548	567	671	562	600	389	328
EBITDA	55	83	86	102	60	92	46	37
EBITDA Margin %	11.6	15.1	15.2	15.2	10.7	15.4	11.8	11.2

* Fiscal 2006 and prior were not reclassified for the change in reporting structure that transferred certain segment activities within the Metal Components and Engineered Building Systems segments in fiscal 2008.

10

Engineered Building Systems

PRODUCTS
- Custom engineered buildings
- Self-storage mini-warehouses
- Long Bay® System

CUSTOMERS
- Builder network
- General contractors
- Developers
- Custom fabrication customers
- End users

STATS
No. of Builders:	3,382
No. of Employees:	2,026
No. of Plants:	9

END USE (FY 2010)
(Volume in tons)

• Commercial & Industrial	61%
• Institutional	25%
• Agricultural	14%

State as of close of 2010 unless otherwise noted

MARKET SHARE

Engineered Building Systems

	Est. Rank	% Market Share
NCI	1	28%
BlueScope Buildings	1	28%
Nucor Building Systems	3	24%
Others	N/A	20%
Total		**100%**

Source: 2010 NCI Estimates

SALES CHANNEL



59%
20%
13%
8%
Authorized Builders/Erectors
Direct Sales
Non-Affiliated Builders
Resellers/Private Label

PERFORMANCE

Revenue, EBITDA and EBITDA Margin %

	2003*	2004*	2005*	2006*	2007	2008	2009	2010
External Revenue	297	414	452	782	980	1,066	523	477
EBITDA	24	40	54	83	130	122	29	1
EBITDA Margin %	8.1	9.8	11.9	10.7	13.3	11.4	5.6	0.1

* Fiscal 2006 and prior were not reclassified for the change in reporting structure that transferred certain segment activities within the Metal Components and Engineered Building Systems segments in fiscal 2008.



11

12 Architectural Market Activity Architectural Commercial/Industrial Billings Index (CHART) Updated: June 2011 Source: American Institute of Architects

(CHART) Square Feet (in millions) 13 Nonresidential Construction Activity Historical and Forecast Volume for Square Feet Millions of Square Feet Source: McGraw-Hill McGraw-Hill Linear Trend

(CHART) Nonresidential Industrial Vacancy Rates 14 Vacancy Rate Square Feet (in millions) Nonresidential Industrial Vacancy Rates vs. Construction Activity

(CHART) 15 GDP vs. Construction Activity Percentage Change Correlation 0.85 % Change GDP % Change Construction Activity Source: McGraw-Hill 15

(CHART) 16 Historical Performance & Nonresidential Activity Adjusted EBITDA (Dollars in millions) Square Feet (in millions) Source: McGraw-Hill (Dotted line represents projection) Adjusted EBITDA vs. Construction Activity

(CHART) 17 Historical Performance & Steel Price Activity Adjusted EBITDA (Dollars in millions) CRU Index in October Adjusted EBITDA vs. Steel Activity

Steel Price Activity The CRU North American Steel Price Index has been published by the CRU since 1994. It's based on a survey of industry participants and is commonly used in the settlement of physical and financial contracts within the steel industry. The prices surveyed are purchases for forward delivery, according to lead time, which will vary by approximately one to two months. To better align with NCI's fiscal year, the values shown are from October of each year. (1994 Index = 100) NCI Plan 18 CRU North American Steel Price Index (CHART)

(CHART) 19 Material Cost Comparisons Over Time Producer Price Index thru April 2011

Financial Overview

Historical Financial Perspective 21

(CHART) 22 Adjusted Operating Segment Results Fiscal Year 2009 THIRD PARTY SALES $965 million Fiscal Year 2009 ADJUSTED OP PROFIT $59 million (1) (1) Before corporate expenses, in addition see Appendix for the reconciliation of the non-GAAP financial measure to the GAAP financial measure. (2) Engineered Building Systems incurred an adjusted operating loss for fiscal year 2010. (CHART) (CHART) Fiscal Year 2010 THIRD PARTY SALES $871 million Fiscal Year 2010 ADJUSTED OP PROFIT $29 million (1) (CHART) Fiscal Year 2009 vs. Fiscal Year 2010

Strategy

24 Five-Year Growth Strategy Corporate-Wide Initiatives Fixed cost containment as the nonresidential construction market improves is our top corporate-wide initiative Continue to identify and assess opportunistic acquisitions Enhance plant utilization through expanded use of our Hub & Spoke Distribution model Continue to focus on leveraging Technology and Automation to be lowest cost producer Coatings Division Diversify external customer base to substantially increase toll and package sales Continue to leverage efficiency improvements to be lowest cost producer Open our recently purchased Middletown, Ohio coating facility Components Division Expand Insulated Panel product offering utilizing our new state-of-the-art manufacturing facility in Jackson, MS and other future locations Accelerate and expand Nu-Roof, our retrofit roofing product Buildings Division Marketing and Sales initiatives that enhance geographic and end market focus Reduce cycle time and costs through virtual centralization of Engineering and Drafting based on common suite of engineering applications Improving manufacturing efficiencies through the enhancement of our supply chain

25 2009 Operational Restructuring Buildings Group Reduced manufacturing facilities from 16 to 9 Maintained customer touch points (sales/service) Transitioned to a single leadership role for both RCC & NCI Buildings groups Manufacturing operations reorganized Engineering and Drafting reorganized Components Group Reduced manufacturing facilities from 22 to 18 Maintained the necessary footprint to service external customers and provide support for the Buildings group's needs

Employee Reduction (CHART) 26 Employee Count

MANUFACTURING PLANTS BEFORE AFTER COATERS COMPONENTS BUILDINGS TOTAL 5 22 16 43 5 18 9 32 27 NCI Manufacturing Plants After Reductions Before After

28 Significant Cost Reductions Completed Cost Reduction Summary (in thousands) Cost Reduction Cost Reduction Cost Reduction Cost Reduction Headcount Reduction Headcount Reduction Headcount Reduction By Segment Fixed Costs 1 Direct Variable Costs 2 Total Cost Savings % Reduction Number % Reduction Buildings $88,205 $374,188 $462,393 48.2% 1,530 41.8% Components 23,016 152,532 175,548 33.9% 547 36.7% Coaters 2,321 29,326 31,647 46.8% 40 10.3% Corporate 7,703 5,319 13,022 20.2% 61 25.3% Total $121,245 $561,365 $682,610 42.4% 2,178 37.7% By Cost Line Item Cost of Goods $71,250 $522,664 $593,914 44.8% 1,619 43.3% Engineering 19,004 3,573 22,577 41.9% 217 33.0% SG&A 30,991 35,128 66,119 28.6% 342 24.7% Total $121,245 $561,365 $682,610 42.4% 2,178 37.7% (1) Fixed cost reductions represent 30% of total 2008 fixed costs. (2) Direct variable costs include such items as Materials, Bonus, Commission, etc. that will vary based on NCI's performance without any other action.

29 Insulated Panels: Product & Process Photos Polyisocyanurate Insulation Exterior Metal Skin Interior Metal Skin Wide range of market and construction applications Improves thermal performance Increases energy efficiency Supports many LEED and green requirements Reduces a building's operational expenses Easy installation accelerates construction schedules

BEFORE Components Initiatives Update: Retrofit Roofing Provides a sloped roof solution that overcomes issues commonly associated with a flat roof including water runoff Can be applied over existing roof system, eliminating tear-off and accelerating production schedule Has all the benefits provided by a metal roofing system including: Low maintenance and associated costs Improves aesthetics of existing roof Highly durable with a life expectancy of up to 40-years 30

Financial Data

(CHART) (CHART) 32 Historical Performance * Adjusted Earnings (Loss) per Diluted Common Share is a non-GAAP financial measure which is reconciled to the most comparable GAAP financial measure as indicated in the Appendix. The Adjusted Earnings (Loss) per Diluted Common Share has been retrospectively adjusted for the Reverse Stock Split that occurred on March 5, 2010. * Adjusted EBITDA is defined in the Company's credit facilities and is calculated within the Appendix. Adjusted Earnings (Loss) Per Diluted Common Share* Adjusted EBITDA* (CHART) Sales (in millions) (in millions)

(CHART) 33 *Sales amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. Seasonal Trends For Fiscal Q1 2004 through Q4 2010 Adjusted EBITDA (in millions) Sales (in millions)

34 NCI Capital Structure Over Time $234 $333 $408 (CHART) (CHART) NCI Sales NCI's Capital Structure (in millions) (in millions) (CHART) Overall Nonresidential Construction Spending (in billions)

Cash Flow

($ in thousands)	2003	2004	2005	2006	2007	2008	2009	2010
Operating Cash Flow								
Net Income (Loss)	22,800	44,890	51,337	68,946	58,568	73,278	(750,796) [a]	**(26,877)**
Depreciation & Amortization	23,007	22,974	24,488	31,092	36,242	36,333	33,531	**34,504**
Other Non-cash items	4,284	10,029	14,540	13,804	6,418	19,727	759,597 [a]	**5,311**
Changes in Working Capital	19,177	(54,163)	27,902	7,672	36,397	(89,144)	53,004	**(6,632)**
Operating Cash Flow	69,268	23,730	118,267	121,514	137,625	40,194	95,336	**6,306**
Investing Cash Flow								
Acquisitions	(4,310)	---	(27,399)	(366,598)	(20,086)	---	---	**---**
Capital Expenditures	(17,912)	(9,327)	(19,524)	(27,056)	(42,041)	(24,803)	(21,657)	**(14,030)**
Other	3,891	3,316	1,118	308	5,764	6,113	2,589	**767**
Investing Cash Flow	(18,331)	(6,011)	(45,805)	(393,346)	(56,363)	(18,690)	(19,068)	**(13,263)**
Financing Cash Flow								
Debt Repayment	(48,550)	(243,750)	(23,700)	(78,511)	(91,447)	(26,529)	(235,874)	**(15,669)**
Debt Issuance	---	200,000	180,000	200,000	90,500	---	---	**---**
Convertible Preferred Stock	---	---	---	---	---	---	250,000	**---**
Refinancing Costs	---	---	---	---	---	---	(54,659)	**(125)**
Stock Repurchases	(114)	---	(40,676)	(37,572)	(36,122)	(2,226)	(451)	**(381)**
Other	2,401	20,049	4,408	12,104	5,444	(1)	(12,967) [b]	**10,140** [b]
Financing Cash Flow	(46,263)	(23,701)	120,032	96,021	(31,625)	(28,756)	(53,951)	**(6,035)**
Exchange rate changes	---	---	---	133	379	399	(99)	**(8)**
Net Increase (Decrease) in Cash	4,674	(5,982)	192,494	(175,678)	50,016	(6,853)	22,218	**(13,000)**

[a] Includes $622.6 million for goodwill and other intangible asset impairment, $97.6 million debt extinguishment charge, $40 million lower of cost or market charge, $11.2 million change of control charges, $9.1 million restructuring charges and $6.3 million asset impairment.

[b] Includes ($13.0) million and ($10.1) million for restricted cash for cash collateralized letters of credit from fiscal 2009 and 2010, respectively.

35

36 Capitalization Capitalization and Current Trends 2007 2008 2009 2010 Jan 30, 2011 May 1, 2011 Cash $75 $68 $90 $77 $65 $57 $125 Million Revolver --- --- n/a n/a n/a n/a $125 Million ABL Credit Facility n/a n/a --- --- --- --- L+275, Due April 2014 .5% unused Commitment fee Amended and Restated Term Loan 315 293 150 136 134 133 L+600, 2% floor, Due April 2014, quarterly installments of 0.25% $180 Million 2.25% Convertible Notes 180 180 --- n/a n/a n/a Industrial Revenue Bond 2 1 --- n/a n/a n/a Total Debt $497 $474 $150 $136 $134 $133 Convertible Preferred Stock --- --- $223 $257 $258 $258 Dividends payable in cash (8%) or PIK (12%) Call/Put 2019 Total Stockholders Equity (Deficit) $540 $624 $50 ($3) ($20) ($27) Credit Statistics: Net Debt 1 $422 $406 $60 $59 $68 $75 Net Indebtedness 2 $447 $424 $100 $86 $84 $83 Debt/LTM Adjusted EBITDA 2.8x 2.4x 3.4x 8.5x 9.3x 6.3x Net Indebtedness/LTM Adjusted EBITDA 2.2x 5.4x 5.8x 3.9x Fixed Charge Coverage Ratio 2.0x 1.0x 1.0x 1.0x 1 The term "Net Debt" is a commonly used financial term calculated as the Company's outstanding debt less cash on the balance sheet.2 The term "Net Indebtedness" is a defined term in our credit facility used for purposes of calculating leverage covenant compliance. "Net Indebtedness" is calculated similarly to "Net Debt", however, in determining "Net Indebtedness," the amount of cash is limited $50 million. 1 The term "Net Debt" is a commonly used financial term calculated as the Company's outstanding debt less cash on the balance sheet.2 The term "Net Indebtedness" is a defined term in our credit facility used for purposes of calculating leverage covenant compliance. "Net Indebtedness" is calculated similarly to "Net Debt", however, in determining "Net Indebtedness," the amount of cash is limited $50 million. 1 The term "Net Debt" is a commonly used financial term calculated as the Company's outstanding debt less cash on the balance sheet.2 The term "Net Indebtedness" is a defined term in our credit facility used for purposes of calculating leverage covenant compliance. "Net Indebtedness" is calculated similarly to "Net Debt", however, in determining "Net Indebtedness," the amount of cash is limited $50 million. 1 The term "Net Debt" is a commonly used financial term calculated as the Company's outstanding debt less cash on the balance sheet.2 The term "Net Indebtedness" is a defined term in our credit facility used for purposes of calculating leverage covenant compliance. "Net Indebtedness" is cal culated similarly to "Net Debt", however, in determining "Net Indebtedness," the amount of cash is limited $50 million. 1 The term "Net Debt" is a commonly used financial term calculated as the Company's outstanding debt less cash on the balance sheet.2 The term "Net Indebtedness" is a defined term in our credit facility used for purposes of calculating leverage covenant compliance. "Net Indebtedness" is calculated similarly to "Net Debt", however, in determining "Net Indebtedness," the amount of cash is limited $50 million. 1 The term "Net Debt" is a commonly used financial term calculated as the Company's outstanding debt less cash on the balance sheet.2 The term "Net Indebtedness" is a defined term in our credit facility used for purposes of calculating leverage covenant compliance. "Net Indebtedness" is calculated similarly to "Net Debt", however, in determining "Net Indebtedness," the amount of cash is limited $50 million. 1 The term "Net Debt" is a commonly used financial term calculated as the Company's outstanding debt less cash on the balance sheet.2 The term "Net Indebtedness" is a defined term in our credit facility used for purposes of calculating leverage covenant compliance. "Net Indebtedness" is calculated similarly to "Net Debt", however, in determining "Net Indebtedness," the amount of cash is limited $50 million. Financial Maintenance Covenants: Financial Maintenance Covenants: Financial Maintenance Covenants: Financial Maintenance Covenants: Financial Maintenance Covenants: Financial Maintenance Covenants: Financial Maintenance Covenants: Term Loan: Based on the provisions in our Term Loan we effectively have deferred our financial maintenance covenant requirements until at least October 2012. Term Loan: Based on the provisions in our Term Loan we effectively have deferred our financial maintenance covenant requirements until at least October 2012. Term Loan: Based on the provisions in our Term Loan we effectively have deferred our financial maintenance covenant requirements until at least October 2012. Term Loan: Based on th e provisions in our Term Loan we effectively have deferred our financial maintenance covenant requirements until at least October 2012. Term Loan: Based on the provisions in our Term Loan we effectively have deferred our financial maintenance covenant requirements until at least October 2012. Term Loan: Based on the provisions in our Term Loan we effectively have deferred our financial maintenance covenant requirements until at least October 2012. Term Loan: Based on the provisions in our Term L oan we effectively have deferred our financial maintenance covenant requirements until at least October 2012. ABL: Available borrowing base is a function of eligible inventory and receivables. If the remaining available borrowing capacity under the ABL is less than $15 million, then a minimum fixed charge coverage ratio of 1.0x must be maintained. ABL: Available borrowing base is a function of eligible inventory and receivables. If the remaining available borrowing capacity under the ABL is less than $15 million, then a minimum fixed charge coverage ratio of 1.0x must be maintained. ABL: Available borrowing base is a function of eligible inventory and receivables. If the remaining available borrowing capacity under the ABL is less than $15 million, then a minimum fixed charge coverage ratio of 1.0x must be maintained. ABL: Available borrowing base is a function of eligible inventory and receivables. If the remaining available borrowing capacity under the ABL is less than $15 million, then a minimum fixed charge coverage ratio of 1.0x must be maintained. ABL: Available borrowing base is a function of eligib le inventory and receivables. If the remaining available borrowing capacity under the ABL is less than $15 million, then a minimum fixed charge coverage ratio of 1.0x must be maintained. ABL: Available borrowing base is a function of eligible inventory and receivables. If the remaining available borrowing capacity under the ABL is less than $15 million, then a minimum fixed charge coverage ratio of 1.0x must be maintained. ABL: Available borrowing base is a function of eligible inventory and receivables .. If the remaining available borrowing capacity under the ABL is less than $15 million, then a minimum fixed charge coverage ratio of 1.0x must be maintained.

37 Balance Sheet (in thousands) November 2, 2008 November 1, 2009 October 31, 2010 January 30, 2011 May 1, 2011 ASSETS (Unaudited) (Unaudited) Current assets: Cash and cash equivalents $ 68,201 $ 90,419 $ 77,419 $ 65,216 $ 57,409 Restricted cash - 5,154 2,839 2,841 2,842 Accounts receivable, net 163,005 82,889 81,896 61,916 70,395 Inventories, net 192,011 71,537 81,386 83,448 107,562 Deferred income taxes 25,315 18,787 15,101 15,101 15,055 Income tax receivable - 27,622 15,919 15,553 278 Prepaid expenses and other 18,374 22,816 23,775 24,446 26,573 Total current assets 466,906 319,224 298,335 268,521 280,114 Property, plant and equipment, net 251,647 232,510 214,453 209,904 208,857 Goodwill 616,626 5,200 5,200 5,200 5,200 Intangible assets, net 41,678 28,370 26,312 25,797 25,283 Other assets 2,635 28,864 16,224 15,062 13,874 Total assets $ 1,379,492 $ 614,168 $ 560,524 $ 524,484 $ 533,328 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT) Current liabilities: Current portion of long term debt and notes payable $ 920 $ 14,645 $ 289 $ - $ 1,167 Accounts payable 100,102 71,252 70,589 63,599 74,496 Accrued compensation and benefits 67,429 37,215 31,731 31,162 33,200 Other accrued expenses 66,681 55,573 48,269 45,921 50,588 Total current liabilities 235,132 178,685 150,878 140,682 159,451 Long-term debt 464,324 136,085 136,305 133,555 132,557 Deferred income taxes 48,034 18,848 10,947 5,448 3,505 Other long-term liabilities 3,928 7,657 4,820 4,813 4,807 Total long-term liabilities 516,286 162,590 152,072 143,816 140,869 Series B cumulative convertible participating preferred stock - 222,815 256,870 257,550 258,321 Redeemable common stock - - 3,418 2,464 1,821 Stockholders' equity (deficit): 628,074 50,078 (2,714) (20,028) (27,134) Total liabilities and stockholders' equity (deficit) $ 1,379,492 $ 614,168 $ 560,524 $ 524,484 $ 533,328

- Building complexities - Financial - sustainability Appendices

End Uses for Complexity Classifications 39

Financial Appendix

41 2009 Recapitalization * On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-to-5. As such, we have retrospectively adjusted the shares of common stock. Replaced revolver with $125 million undrawn ABL facility. Prior revolver matured in June 2009. The ABL facility matures in April 2014. Amended/Extended term loan and paid down $143 million. Extended maturity date from June 2010 to April 2014. Exchanged convertible notes for $90 million cash and 14.0* million shares of common stock. Sold $250 million convertible preferred stock. The preferred stock has a call/put feature in 2019.

42 Convertible Preferred Stock Key Terms Regarding Dividend Payments Dividends may be paid in cash (8% annual rate) or in-kind (12% annual rate) at the Company's option: Dividend payment dates: March 15th, June 15th, September 15th and December 15th. Credit facility restrictions: Both our ABL Facility and Term Loan Credit Facility restrict our ability to pay cash dividends until the first quarter of fiscal 2011. Thereafter, cash dividend payments are generally limited under our term loan to 50% of the consolidated net income accumulated subsequent to August 2, 2009, subject to specified adjustments, less the sum of all previous distributions. The term loan permits the payment of cash dividends up to a maximum of 14.5 million during the term of the loan in the absence of accumulated earnings. Dividend Elimination or "knock-out": The dividend rate becomes 0% permanently, if at any time after April 2012 the trading price of our common stock exceeds $12.75 (adjusted for stock splits, etc.) for 20 consecutive trading days. However, in the event of a default, as defined, certain penalty dividends may be required. Note - Subsequent to January 30, 2011, the Company paid $5.5 million of accrued dividends in cash instead of in kind. Therefore, the total number of shares of common stock, if converted, was reduced to 43,658,276 at each period respectively. At October 31, 2010 and January 30, 2011, the liquidation preference of the Series B was $282.5 million respectively and $282.6 million at May 1, 2011. Summary of Preferred and Common Stock Outstanding Summary of Preferred and Common Stock Outstanding Summary of Preferred and Common Stock Outstanding Summary of Preferred and Common Stock Outstanding Summary of Preferred and Common Stock Outstanding Number of Shares of Common Stock, if converted (millions) October 31, 2010 January 30, 2011 May 1, 2011 Series B Convertible Preferred Stock 44.3 44.3 44.3 Common Stock 18.4 18.6 18.6 Unvested Restricted Common Stock 1.2 1.4 1.4 Total Outstanding Shares, if converted 63.9 64.3 64.3

43 Simplified Beneficial Conversion Feature (BCF) Charge Illustration for Paid In-Kind Dividends The daily dividend amount is determined quarterly based on the underlying amount of convertible preferred stock outstanding. The daily dividend amount is accrued at an annual rate of 12% but if it is later paid in cash instead of in-kind, the excess 4% dividend and the related beneficial conversion feature charge would be eliminated in the period in which it is paid. The Company has the option to pay the dividends in cash at 8% or in-kind at 12%, subject to restrictions in the credit facilities for our term loan and ABL revolver. Further, if at any time after April 2012, our stock trades above $12.75 for 20 consecutive trading days, the underlying basic preferred stock dividends are permanently eliminated thereafter. The conversion price of $6.374 reflects the adjustment for the one-for-five reverse stock split that occurred in March 2010. The amount of the beneficial conversion feature charged in any quarter will be the sum of the daily BCF amounts calculated as illustrated above and will depend on the daily closing price of our stock in relation to the $6.374 conversion price. The charge is limited or "capped" at the underlying dividend amount. As an example, based on a daily stock price ranging between $8 and $15, the estimated quarterly charge would be $2 million to $7.9 million. The following table illustrates a few selected dates out of a full quarter's calculation of the BCF charge on our Paid In-Kind Dividends:

44 Simplified Illustration of Diluted EPS Earnings are allocated between those securities that have rights to participate in future dividend distributions based on their relative weighted average ownership interests. Losses are not allocated to participating securities because they are not contractually obligated to fund or otherwise share in those losses. Example B assumes that stock options are dilutive after having applied the treasury stock method. If using the "if converted" method resulted in lower diluted earnings per share than the two class method, the lower amount would generally be reported. However, given the Company's capital structure, this is not likely to occur.

45 Adjusted Earnings (Loss) Per Diluted Common Share 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Earnings (loss) per diluted common share, GAAP basis $12.15 $4.55 $(9.05) $6.00 $11.20 $12.08 $15.91 $13.89 $18.49 $(171.18) $(17.07) Goodwill and other intangible asset impairment - - - - - - 17.45 - - - - - - - - - - - - - - - - - - 136.26 - - - Debt extinguishment and refinancing costs - - - - - - - - - - - - 1.45 - - - - - - - - - - - - 21.70 - - - Lower of cost or market adjustment - - - - - - - - - - - - - - - - - - - - - - - - 0.45 5.85 - - - Convertible preferred stock beneficial conversion feature - - - - - - - - - - - - - - - - - - - - - - - - - - - 2.39 13.73 Change in control charges - - - - - - - - - - - - - - - - - - - - - - - - - - - 1.56 - - - Restructuring charge - - - 0.48 - - - - - - - - - - - - - - - - - - 0.15 1.27 0.12 Asset impairment - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.88 0.03 Interest rate swap - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.43 - - - Environmental and other contingency adjustments - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.16 0.01 Gain on embedded derivative - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (0.03) Executive retirement costs - - - - - - - - - - - - - - - - - - - - - - - - 0.45 - - - - - - Group medical benefit - - - - - - - - - - - - - - - (0.30) - - - - - - - - - - - - - - - Adoption of FAS 123 (R) - - - - - - - - - - - - - - - - - - 0.50 - - - - - - - - - - - - "Adjusted" diluted earnings (loss) per common share a,b $12.15 $5.03 $8.40 $6.00 $12.65 $11.78 $16.41 $13.89 $19.54 $(0.68) $(3.21) a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. b On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-5. As such, we have retrospectively adjusted basic and diluted earnings per share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented. b On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-5. As such, we have retrospectively adjusted basic and diluted earnings per share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented. b On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-5. As such, we have retrospectively adjusted basic and diluted earnings per share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented. b On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-5. As such, we have retrospectively adjusted basic and diluted earnings per share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented. b On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-5. As such, we have retrospectively adjusted basic and diluted earnings per share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented. b On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-5. As such, we have retrospectively adjusted basic and diluted earnings per share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented. b On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-5. As such, we have retrospectively adjusted basic and diluted earnings per share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented. b On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-5. As such, we have retrospectively adjusted basic and diluted earnings per share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented. b On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-5. As such, we have retrospectively adjusted basic and diluted earnings per share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented. b On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-5. As such, we have retrospectively adjusted basic and diluted earnings per share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented. b On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-5. As such, we have retrospectively adjusted basic and diluted earnings per share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented. b On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-5. As such, we have retrospectively adjusted basic and diluted earnings per share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented.

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Net income (loss) applicable to common shares, GAAP basis $44,407 $16,535 $(33,773) $22,800 $44,890 $51,337 $68,946 $58,568 $73,278 $(753,633) $(311,227) Goodwill and other intangible asset impairment - - - - - - 65,087 - - - - - - - - - - - - - - - - - - 599,966 - - - Debt extinguishment and refinancing costs - - - - - - - - - - - - 5,766 - - - - - - - - - - - - 95,559 (49) Lower of cost or market adjustment - - - - - - - - - - - - - - - - - - - - - - - - 1,687 25,773 - - - Convertible preferred stock beneficial conversion feature - - - - - - - - - - - - - - - - - - - - - - - - - - - 10,526 250,294 Change in control charges - - - - - - - - - - - - - - - - - - - - - - - - - - - 6,880 - - - Restructuring charge - - - 1,745 - - - - - - - - - - - - - - - - - - 652 5,576 2,296 Asset impairment - - - - - - - - - - - - - - - - - - - - - - - - 97 3,875 696 Interest rate swap - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,893 - - - Environmental and other contingency adjustments - - - - - - - - - - - - - - - - - - - - - - - - - - - 687 116 Gain on embedded derivative - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (609) Executive retirement costs - - - - - - - - - - - - - - - - - - - - - - - - 1,748 - - - - - - Group Medical Benefit - - - - - - - - - - - - - - - (1,250) - - - - - - - - - - - - - - - Adoption of FAS 123 (R) - - - - - - - - - - - - - - - - - - 2,116 1,748 - - - - - - - - - "Adjusted" net income (loss) applicableto common shares a $44,407 $18,280 $31,314 $22,800 $50,656 $50,087 $71,062 $60,316 $77,462 $(2,898) $(58,483) a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as rep orted on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnin gs (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and net income (loss) shou ld not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per common share and n et income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) p er common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" dilu ted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to per iod. "Adjusted" diluted earnings (loss) per common share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted common share and net income (loss) as reported on the face of our statement income. 46 Adjusted Net Income (Loss) Applicable to Common Shares

47 Reconciliation of Quarterly Adjusted EBITDA to Net Income (Loss) ($ in thousands)) Q1 a, b2008 Q2 a, b2008 Q3 a, b 2008 Q4 a, b2008 Q1 a, b2009 Q2 a, b2009 Q3 a, b2009 Q4 a, b2009 Q1 a, b2010 Q2 b2010 Q3 2010 Q4 2010 Q12011 Q22011 Net Income (Loss) 6,100 13,466 30,494 23,218 (529,981) (121,571) 2,607 (101,851) (10,486) (7,656) (3,299) (5,436) (12,725) (3,229) Income Taxes 3,823 8,537 18,554 17,092 (34,861) (16,382) 1,825 (7,495) (5,779) (5,536) (221) (1,794) (5,009) (1,786) Interest Expense, Net 8,522 7,748 7,463 7,761 6,623 6,168 6,487 9,578 4,507 4,670 4,392 4,258 4,177 3,870 Depreciation & Amortization 9,144 8,645 8,665 8,334 8,324 8,436 7,586 7,640 7,522 7,479 7,457 7,309 7,236 7,187 Stock-Based Compensation 2,871 3,442 1,563 1,628 1,372 1,177 1,241 1,045 801 1,403 1,374 1,375 1,685 1,671 Goodwill & Other Intangible Asset Impairment --- --- --- --- 517,628 104,936 --- --- --- --- --- --- --- --- Cash Restructuring Charges 226 640 43 150 2,479 3,796 1,213 1,564 524 829 551 1,628 --- --- Transaction Costs --- --- --- --- --- 629 401 107,718 174 --- --- (250) --- --- Lower of Cost or Market Adjustment, Net --- --- --- 2,739 29,378 10,608 --- --- --- --- --- --- --- --- Asset Impairments (recovery) --- --- --- 157 623 5,295 26 347 1,029 (116) (64) 221 --- --- Gain on Embedded Derivative --- --- --- --- --- --- --- --- (919) (4) (7) (7) (7) (6) Pre-Acquisition Contingency Adjustment --- --- --- --- --- --- --- --- --- --- --- 178 252 --- ADJUSTED EBITDA 30,686 42,478 66,782 61,079 1,585 3,092 21,386 18,546 (2,627) 1,069 10,183 7,482 (4,391) 7,707 a On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facili ty which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain addit ional reclassifications due to the further integration of RCC and the rationalization of our operations. a On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the ame ndment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.b Amounts have been retrospectively adjusted as a result of the adoption, effective No vember 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations. a On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying o perational results.b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations. a On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP mea sure, because it is used by management and provided to investors to provide comparability of underlying operational results.b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations. a On October 20, 2009, the Company amended and restated its Term Note facility which defi nes adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facili ty caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of ou r operations. a On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed L ending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations. a On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations. a On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring char ges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations. a On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations. a On October 20, 2009, the Company amended and restated its Term Note facili ty which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that t he ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rational ization of our operations. a On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an A sset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options " as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations. a On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition abov e. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations. a On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-r ecurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide com parability of underlying operational results.b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations. a On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITD A, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations. a On October 20, 2009, the Company amended and restated its Ter m Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. N ote: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time.

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008b 2009b 2010b Net Income (Loss) 37,318 44,577 44,407 16,535 (33,773)a 22,800 44,890 51,337 68,946 58,568 73,278 (750,796) (26,877) Income Taxes 24,531 32,294 32,866 16,151 19,970 14,758 29,767 37,383 42,213 37,879 48,006 (56,913) (13,330) Interest Expense, Net 20,756 35,449 39,069 33,090 21,591 19,777 15,126 16,931 27,353 36,468 31,494 28,856 17,827 Depreciation & Amortization 17,818 28,542 33,487 34,866 22,883 23,007 22,974 24,488 30,292 34,697 34,788 31,986 29,767 401(k) Stock Contributions 2,219 4,144 3,677 3,491 3,581 3,229 5,080 3,849 - - - - -- - - - - - - - - - Stock-Based Compensation - - - - - - - - - - - - - - - - - - 683 3,684 7,161 8,610 9,504 4,835 4,953 Goodwill & Other Intangible Asset Impairment - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 622,564 - - - Cash Restructuring Charges - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,059 9,052 3,532 Transaction Costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 108,748 (76) Lower of Cost or Market Adjustment, Net - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 2,739 39,986 - - - Asset Impairment - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 157 6,291 1,070 Non-Cash Real Estate Write Down,Net of Tax - - - - - - - - - 1,330 391 - - - - - - - - - - - - - - - - - - - - - Debt Refinancing - - - 1,001 - - - - - - 808 - - - 9,879 - - - - - - - - - - - - - - - - - - Cumulative Effects of Accounting Change, Net of Tax - - - - - - - - - - - - 65,087 - - - - - - - - - - - - - - - - - - - - - - - - Embedded Derivative - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (937) Pre-Acquisition Contingency Adjustment - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 178 ADJUSTED EBITDA 102,642 146,007 153,506 105,463 100,147 83,962a 128,399 137,672 175,965 176,222 201,025 44,609 16,107 a Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. a Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. a Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. a Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. a Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. a Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. a Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. a Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. a Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. a Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. a Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. a Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. a Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. a Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets. b On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facili ty which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. b On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairm ents, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GA AP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. b On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above .. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. b On October 20, 2009, the Company amended and restated it s Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EB ITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. b On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. b On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term n ote facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. b On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. b On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the histor ical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. b On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lendin g facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. b On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. b On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definiti on above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. b On October 20, 2009, the Company amended and res tated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adj usted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. b On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compe nsation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and prov ided to investors to provide comparability of underlying operational results. b On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of th e term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. N ote: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time. 48 Reconciliation of Annual Adjusted EBITDA To Net Income (Loss)

(in thousands) 1998 1999 2000 2001 2002 2003 2004 2005 2006b 2007b 2008b,c 2009b,c 2010 Operating Income (Loss), GAAP Basis 79,309 108,442 113,670 64,825 72,224 57,163 96,976 104,470 137,985 131,720 154,826 (683,318) (24,587) Goodwill and Other Intangible Impairments - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 622,564 - - - Goodwill Amortization - - - 11,208 11,468 12,232 - - - - - - - - - - - - - - - - - - - - - - - - - - - Lower of Cost or Market Charge - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 2,739 39,986 - - - Change in Control Charges - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 11,168 - - - Restructuring Charges - - - - - - - - - 2,815 - - - - - - - - - - - - - - - - - - 1,059 9,052 3,532 Asset Impairments - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 157 6,291 1,070 Executive Retirement - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 2,852 - - - - - - Environmental and Other Contingency Adjustments - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,115 178 Nonrecurring Acquisition Expense 2,060 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Adjusted Operating Income (Loss)a 81,369 119,650 125,138 79,872 72,224 57,163 96,976 104,470 137,985 131,720 161,633 6,858 (19,807) a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income. a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income. a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income. a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income. a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income. a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income. a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income. a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income. a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income. a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income. a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income. a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income. a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income. a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income. b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options." b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options." b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options." b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options." b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options." b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options." b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options." b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options." b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options." b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options." b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options." b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options." b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options." b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options." c Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. c Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. c Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. c Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. c Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. c Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. c Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. c Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. c Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. c Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. c Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. c Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. c Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. c Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. 49 Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) Excluding Special Charges

For the Year Ended October 31, 2010 For the Year Ended October 31, 2010 For the Year Ended October 31, 2010 For the Year Ended October 31, 2010 For the Year Ended October 31, 2010 Metal Coil Coating Metal Components Engineered Building Systems Corporate Consolidated Operating Income (Loss), GAAP basis $16,166 $26,791 ($18,438) ($49,106) ($24,587) Restructuring Charges --- 510 3,022 --- 3,532 Asset Impairments --- 147 923 --- 1,070 Pre-acquisition Contingency Adjustment --- --- 178 --- 178 "Adjusted" Operating Income (Loss) a $16,166 $27,448 ($14,315) ($49,106) ($19,807) For the Year Ended November 1, 2009 For the Year Ended November 1, 2009 For the Year Ended November 1, 2009 For the Year Ended November 1, 2009 For the Year Ended November 1, 2009 Metal Coil Coating Metal Components Engineered Building Systems Corporate Consolidated Operating Income (Loss), GAAP Basis ($99,689) ($130,039) ($389,007) ($64,583) ($683,318) Goodwill and Other Intangible Asset Impairment 98,959 147,239 376,366 --- 622,564 Lower of Cost or Market Charge 8,102 17,152 14,732 --- 39,986 Change in Control Charges --- --- --- 11,168 11,168 Restructuring Charges 103 1,306 7,440 203 9,052 Asset Impairments --- 714 4,368 1,209 6,291 Environmental and Other Contingency Adjustments --- --- 1,115 --- 1,115 "Adjusted" Operating Income (Loss)a $7,475 $36,372 $15,014 ($52,003) $6,858 a The Company discloses a tabular comparison of "Adjusted" operating income (loss), which is a non-GAAP measure because it is referred to in the text of our press release and is instrumental in comparing the results from period to period. "Adjusted" operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of operations. a The Company discloses a tabular comparison of "Adjusted" operating income (loss), which is a non-GAAP measure because it is referred to in the text of our press release and is instrumental in comparing the results from period to period. "Adjusted" operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of operations. a The Company discloses a tabular comparison of "Adjusted" operating income (loss), which is a non-GAAP measure because it is referred to in the text of our press release and is instrumen tal in comparing the results from period to period. "Adjusted" operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of operations. a The Company discloses a tabular comparison of "Adjusted" operating income (loss), which is a non-GAAP measure because it is referred to in the text of our press release and is instrumental in comparing the results from period to period. "Adjusted" operating income (loss) should n ot be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of operations. a The Company discloses a tabular comparison of "Adjusted" operating income (loss), which is a non-GAAP measure because it is referred to in the text of our press release and is instrumental in comparing the results from period to period. "Adjusted" operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of operations. a The Company discloses a tabular comparison of "Adjusted" operating income (loss), which is a non-GAAP measure because it is referred to in the text of our press release and is instrumental in comparing the results from period to period. "Adjusted" operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of operations. 50 Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) Excluding Special Charges

51 Reconciliation of Segment Sales to Third Party Segment Sales ($ in thousands)) Q1 2008 a Q1 2009 a Q1 2010 a Q1 2011 Metal Coil Coating Total Sales 62,275 14% 41,501 13% 39,031 17% 42,274 18% Inter-segment (42,893) (30,077) (26,223) (25,081) Third Party Sales 19,382 5% 11,424 4% 12,808 7% 17,193 9% Operating Profit (Loss) 2,687 14% (63,760) (558%) 3,119 24% 3,444 20% Metal Components Total Sales 145,167 34% 121,480 39% 86,806 38% 90,305 39% Inter-segment (21,804) (20,438) (16,668) (16,289) Third Party Sales 123,363 34% 101,042 39% 70,138 39% 74,016 39% Operating Profit (Loss) 9,519 8% (128,607) (127%) 1,791 3% 353 0% Engineered Building Systems Total Sales 226,224 52% 151,848 48% 101,938 45% 101,412 43% Inter-segment (7,655) (4,511) (2,677) (2,535) Third Party Sales 218,569 61% 147,337 57% 99,261 54% 98,877 52% Operating Profit (Loss) 20,463 9% (352,214) (238%) (5,818) (6%) (5,410) (5%) Consolidated Total Sales 433,666 100% 314,829 100% 227,775 100% 233,991 100% Inter-segment (72,352) (55,026) (45,568) (43,905) Third Party Sales 361,314 100% 259,803 100% 182,207 100% 190,086 100% Operating Profit (Loss) 18,510 5% (557,833)b (214%) (12,732) (7%) (14,136) (7%) a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. b Significant special charges include $517.6 million related to goodwill and intangible asset impairments and $29.4 million related to inventory lower of cost or market write downs. b Significant special charges include $517.6 million related to goodwill and intangible asset impairments and $29.4 million related to inventory lower of cost or market write downs. b Significant special charges include $517.6 million related to goodwill and intangible asset impairments and $29.4 million related to inventory lower of cost or market write downs. b Significant special charges include $517.6 million related to goodwill and intangible asset impairments and $29.4 million related to inventory lower of cost or market write downs. b Significant special charges include $517.6 million related to goodwill and intangible asset impairments and $29.4 million related to inventory lower of cost or market write downs. b Significant special charges include $517.6 million related to goodwill and intangible asset impairments and $29.4 million related to inventory lower of cost or market write downs. b Significant special charges include $517.6 million related to goodwill and intangible asset impairments and $29.4 million related to inventory lower of cost or market write downs. b Significant special charges include $517.6 million related to goodwill and intangible asset impairments and $29.4 million related to inventory lower of cost or market write downs. b Significant special charges include $517.6 million related to goodwill and intangible asset impairments and $29.4 million related to inventory lower of cost or market write downs. b Significant special charges include $517.6 million related to goodwill and intangible asset impairments and $29.4 million related to inventory lower of cost or market write downs. b Significant special charges include $517.6 million related to goodwill and intangible asset impairments and $29.4 million related to inventory lower of cost or market write downs. b Significant special charges include $517.6 million related to goodwill and intangible asset impairments and $29.4 million related to inventory lower of cost or market write downs.

52 Reconciliation of Segment Sales to Third Party Segment Sales ($ in thousands)) Q2 2008 a Q2 2009 a Q2 2010 a Q2 2011 a H1 2008 a H1 2009 a H1 2010 a H1 2011 a Metal Coil Coating Total Sales 80,171 16% 39,526 15% 44,759 18% 47,927 17% 142,446 15% 81,027 14% 83,790 17% 90,201 17% Inter-segment (52,883) (27,313) (27,663) (30,942) (95,776) (57,390) (53,886) (56,023) Third Party Sales 27,288 7% 12,213 5% 17,096 8% 16,985 7% 46,670 6% 23,637 5% 29,904 8% 34,178 8% Operating Profit (Loss) 6,698 25% (42,982) (352%) 4,092 24% 4,378 26% 9,385 20% (106,742) (401%) 7,211 24% 7,822 23% Metal Components Total Sales 165,384 33% 101,554 37% 95,069 37% 103,375 37% 310,551 33% 223,034 38% 181,875 38% 193,680 38% Inter-segment (26,031) (14,874) (20,693) (20,762) (47,835) (35,312) (37,361) (37,051) Third Party Sales 139,353 33% 86,680 39% 74,376 37% 82,613 37% 262,716 34% 187,722 39% 144,514 37% 156,629 38% Operating Profit (Loss) 15,170 11% (28,117) (32%) 5,613 8% 7,400 9% 24,689 9% (156,724) (83%) 7,404 5% 7,753 5% Engineered Building Systems Total Sales 259,280 51% 128,795 48% 113,403 45% 129,790 46% 485,504 52% 280,643 48% 215,341 45% 231,202 45% Inter-segment (10,151) (3,407) (3,302) (3,823) (17,806) (7,918) (5,979) (6,358) Third Party Sales 249,129 60% 125,388 56% 110,101 55% 125,967 56% 467,698 60% 272,725 56% 209,362 55% 224,844 54% Operating Profit (Loss) 25,326 10% (46,350) (37%) (5,649) (5%) (154) (0%) 45,789 10% (398,564) (146%) (11,467) (5%) (5,564) (2%) Consolidated Total Sales 504,835 100% 269,875 100% 253,231 100% 281,092 100% 938,501 100% 584,704 100% 481,006 100% 515,083 100% Inter-segment (89,065) (45,594) (51,658) (55,527) (161,417) (100,620) (97,226) (99,432) Third Party Sales 415,770 100% 224,281 100% 201,573 100% 225,565 100% 777,084 100% 484,084 100% 383,780 100% 415,651 100% Operating Profit (Loss) 29,538 7% (132,018)b (59%) (9,157) (5%) (1,844) (1%) 48,048 6% (689,851)b (143%) (21,889) (6%) (15,980) (4%) a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD).

Reconciliation of Segment Sales to Third Party Segment Sales

($ in thousands)	Q3 2008 [a]		Q3 2009 [a]		Q3 2010	
Metal Coil Coating						
Total Sales	90,731	15%	44,256	15%	51,200	17%
Inter-segment	(62,842)		(28,196)		(33,315)	
Third Party Sales	27,889	6%	16,060	7%	17,885	7%
Operating Profit (Loss)	11,352	41%	1,016	6%	5,201	29%
Metal Components						
Total Sales	202,826	35%	113,216	40%	115,507	37%
Inter-segment	(34,367)		(17,134)		(26,090)	
Third Party Sales	168,459	35%	96,082	40%	89,417	37%
Operating Profit (Loss)	32,171	19%	13,128	14%	10,567	12%
Engineered Building Systems						
Total Sales	292,127	50%	129,819	45%	141,446	46%
Inter-segment	(11,468)		(4,101)		(3,456)	
Third Party Sales	280,659	59%	125,718	53%	137,990	56%
Operating Profit (Loss)	28,506	10%	9,042	7%	(3,112)	(2%)
Consolidated						
Total Sales	585,684	100%	287,291	100%	308,153	100%
Inter-segment	(108,677)		(49,431)		(62,861)	
Third Party Sales	477,007	100%	237,860	100%	245,292	100%
Operating Profit (Loss)	55,697	12%	10,227	4%	1,076[c]	0%

unts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

53

54 Reconciliation of Segment Sales to Third Party Segment Sales ($ in thousands)) Q4 2008 a Q4 2009 a Q4 2010 H2 2008 a H2 2009 a H2 2010 Metal Coil Coating Total Sales 72,480 12% 44,614 15% 46,884 16% 163,211 14% 88,870 15% 98,084 16% Inter-segment (50,082) (31,122) (29,433) (112,924) (59,318) (62,748) Third Party Sales 22,398 4% 13,492 6% 17,451 7% 50,287 5% 29,552 6% 35,336 7% Operating Profit (Loss) 8,575 38% 6,037 45% 3,754 22% 19,927 40% 7,053 24% 8,955 25% Metal Components Total Sales 201,878 33% 122,484 41% 118,475 39% 404,704 34% 235,700 41% 233,982 39% Inter-segment (33,043) (17,156) (24,329) (67,410) (34,290) (50,419) Third Party Sales 168,835 33% 105,328 43% 94,146 39% 337,294 34% 201,410 42% 183,563 38% Operating Profit (Loss) 25,242 15% 13,557 13% 8,820 9% 57,413 17% 26,685 13% 19,387 11% Engineered Building Systems Total Sales 331,484 55% 128,476 44% 133,959 45% 623,611 52% 258,295 44% 275,405 45% Inter-segment (14,068) (3,988) (4,102) (25,536) (8,089) (7,558) Third Party Sales 317,416 63% 124,488 51% 129,857 54% 598,075 61% 250,206 52% 267,847 55% Operating Profit (Loss) 33,857 11% 515 0% (3,859) (3%) 62,363 10% 9,557 4% (6,971) (3%) Consolidated Total Sales 605,842 100% 295,574 100% 299,318 100% 1,191,526 100% 582,865 100% 607,471 100% Inter-segment (97,193) (52,266) (57,864) (205,870) (101,697) (120,725) Third Party Sales 508,649 100% 243,308 100% 241,454 100% 985,656 100% 481,168 100% 486,746 100% Operating Profit (Loss) 51,202 10% (3,694)b (2%) (3,774) (2%) 106,899 11% 6,533b 1% (2,698) (1%) a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges . b Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges .

55 Reconciliation of Segment Sales to Third Party Segment Sales ($ in thousands)) FY 2008 a FY 2009 a FY 2010 Metal Coil Coating Total Sales 305,657 14% 169,897 15% 181,874 17% Inter-segment (208,700) (116,708) (116,634) Third Party Sales 96,957 5% 53,189 5% 65,240 7% Operating Profit (Loss) 29,312 30% (99,689) (187%) 16,166 25% Metal Components Total Sales 715,255 34% 458,734 39% 415,857 38% Inter-segment (115,245) (69,602) (87,780) Third Party Sales 600,010 34% 389,132 40% 328,077 38% Operating Profit (Loss) 82,102 14% (130,039) (33%) 26,791 8% Engineered Building Systems Total Sales 1,109,115 52% 538,938 46% 490,746 45% Inter-segment (43,342) (16,007) (13,537) Third Party Sales 1,065,773 61% 522,931 55% 477,209 55% Operating Profit (Loss) 108,152 10% (389,007) (74%) (18,438) (4%) Consolidated Total Sales 2,130,027 100% 1,167,569 100% 1,088,477 100% Inter-segment (367,287) (202,317) (217,951) Third Party Sales 1,762,740 100% 965,252 100% 870,526 100% Operating Profit (Loss) 154,947 9% (683,318)b (71%) (24,587) (3%) a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amoun ts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. a Amounts ha ve been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. b Significant special charges include: goodwill and intangible asset impairments ($622.6 million); inventory lower of cost or market write downs ($40.0 million); and change of control charges ($11.2 million). b Significant special charges include: goodwill and intangible asset impairments ($622.6 million); inventory lower of cost or market write downs ($40.0 million); and change of control charges ($11.2 million). b Significant special charges include: goodwill and intangible asset im pairments ($622.6 million); inventory lower of cost or market write downs ($40.0 million); and change of control charges ($11.2 million). b Significant special charges include: goodwill and intangible asset impairments ($622.6 million); inventory lower of cost or market write downs ($40.0 million); and change of control charges ($11.2 million). b Significant special charges include: goodwill and intangible asset impairments ($622.6 million); inventory lower of cost or market write downs ($40.0 million); and change of control charges ($11.2 million). b Significant special charges include: goodwill and intangible asset impairments ($622.6 million); inventory lower of cost or market write downs ($40.0 million); and change of control charges ($11.2 million). b Significant special charges include: goodwill and intangible asset impairments ($622.6 million); inventory lower of cost or market write downs ($40.0 million); and change of control charges ($11.2 million). b Significant special charges include: goodwill and intangible asset impairments ($622.6 million); inventory lower of cost or market write downs ($40.0 million); and change of control charges ($11.2 million). b Significant special charges include: goodwill and intangible asset impairments ($622.6 million); inventory lower of cost or market write downs ($40.0 million); and change of control charges ($11.2 million). b Significant special charges include: goodwill and intangible asset impai rments ($622.6 million); inventory lower of cost or market write downs ($40.0 million); and change of control charges ($11.2 million).

Sustainability appendix Green and Energy Efficiency

57 Environmental and Energy Efficiency Large municipalities continue to adopt Cool Roof and/or LEED as permit requirements Dallas, TX Philadelphia, PA Chicago, IL California 2008 Building Energy Efficiency standards adopted January 1st with low and steep slope cool roof requirements California Green Building Standards (CalGreen) requires an additional 15% energy reduction for state buildings ASHRAE 189.1 adoption has been slower than expected International Green Construction Code (IgCC) continues to be developed and our industry is heavily involved. Scheduled to publish in early 2012. Will likely have Cool Roof and Air Barrier requirements

NCI Green Benefits 58 Metal construction products: Have 25%-35% post-consumer recycled content Are highly durable and have long life spans Are Virtually 100% recyclable Through the use of Cool Roof colors with improved solar reflectivity and emissivity values we are able to: Reduce the heat island effect, which increases environmental temperatures and exacerbates pollution Lower energy consumption in warmer climates Insulated Metal Panels provide higher R-Values per inch, insulation continuity, and a continuous air barrier, increasing energy efficiency. Using less energy: Decreases Green House Gas emissions Lowers operating costs Reduces dependence on foreign fuel Environmental Economic Health and Community

Regulatory Requirements 59 The building envelope is being required to support many of the regulatory demands to increase energy efficiency for the complete building system. The reduction of air infiltration is the next major step in code requirements towards improving the energy efficiency of a building envelope. NCI manufactures products that meet these requirements today. R-Value Source: American Society of Heating Refrigeration, and Air Conditioning Engineers, Energy Standard for Buildings Except Low-Rise Residential Buildings, Versions as noted. Note: These values are based on averages of all construction types, excluding mass walls and attics, of a representative climate zone (4). Assembly Air Filtration Sources: American Society of Heating Refrigeration, and Air Conditioning Engineers, Energy Standard for Buildings Except Low-Rise Residential Buildings, Addendum bf, First Public Review, June 2009. MBCI Engineering technical Bulletin Nos. 202-01-00 and 175-01-97, Revised 02-27-2002.. Note: Air infiltration volumes are measured at reference pressures that sometimes don't match depending on the applicable standard. In order to compare values, infiltration rates shown have been normalized to ASHRAE's reference pressure of 1.57 psf. Actual data ran at the reference pressure will vary somewhat from this. NCI is an authorized reseller of Metl-Span panels. (r) (r) (r) R-Value Trends in ASHRAE 90.1 Assembly Air Infiltration

Source: Athena Institute EcoCalculator, Version 3.3 for low-rise construction in ASHRAE 90.1 Climate Zone 3, obtained from http://www.athenasmi.org/tools/ecoCalculator/downloadEcoCalculator.php Note: Data shown is for framing (columns and beams) only. Data has been normalized to performance of Pre-Engineered Building System (Short Span) which will have a value of 1.0 for all impacts accordingly. Less More Impact Level 60 Life Cycle Assessment LCA Impacts for Various Types of Framing

61 Photovoltaic Systems Solar photovoltaic systems are quite suitable to metal roofs, lowering the lifetime cost per watt. Decreased installation expense Roof and module life span compatibility Lower risk due to the lack of roof penetrations These systems can be sold in three ways depending on size and viability as a Power Purchase Agreement (PPA) project: Predesigned kits Custom designed systems Turnkey PPAs through a partner Thin Film Crystalline

Photovoltaic Systems Improved efficiency in low or inclined light conditions Factory Applied Approximately 6 Watts per square foot rated capacity More efficient in bright/direct sun Inexpensive and readily available locally Approximately 12 Watts per square foot rated capacity Actual production can be predicted and design optimized using solar modeling software. The cost per watt of these two systems varies from $4.75/Watt to $3.00/Watt as the system size increases. Thin Film Crystalline 62

63 Photovoltaic Systems Metal is the only roof material that outlives PV system Saves cost of removal and replacement involved with other roof materials Penetration-free mounting Crystalline modules are mechanically connected Thin-film modules are adhered Rail systems typically used on flat roof systems can be eliminated. Price point can be justified because it protects a valuable asset Advantages of Metal Roofs

10943 North Sam Houston Parkway West Houston, Texas 77064 www.ncilp.com 061411